--------------------------------------------------------------------------------
                           INTRODUCING VANGUARD'S NEW
                               EZVOTE PROXY CARD
--------------------------------------------------------------------------------

NOW, IT'S FASTER AND EASIER THAN                               VOTE BY INTERNET
EVER TO VOTE!                                                  [COMPUTER]
                                                               WWW.VANGUARD.COM

IT'S WHAT YOU ASKED FOR!

We used to send clients a separate
proxy card for each Vanguard(R) account
owned. Many clients have asked for a
faster, easier way to vote proxies on their Vanguard accounts. Our new ExVote Proxy
Card provides the answer. It lets you vote just once for all of your accounts registered to the same address and Taxpayer Identification
Number. Or you can continue to vote each of these accounts separately. The choice is yours.


VOTE BY PHONE
[PHONE]
1-888-221-0689


IT'S MORE COST-EFFECTIVE!

Our new ExVote Proxy Card greatly reduces the number of proxy cards the funds print and mail.
The funds pass these cost savings along to you through lower fund expenses.


                                                                      [MAIL BOX]
                                                                    VOTE BY MAIL

We hope that you're as pleased with this innovation as we are.



THANK YOU IN ADVANCE FOR
VOTING PROMPTLY!



(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
IPROXC 092002

                                                       [THE VANGUARD GROUP LOGO]

YOUR PROXY VOTE IS IMPORTANT!

TWO LOW-COST WAYS TO VOTE YOUR PROXY

Vote--it's fast and convenient.

The accompanying Proxy Statement oulines important proposals affecting your Vanguard(R) fund. Help us save on costs--savings we pass along to you in the form of lower fund expenses--by voting online or by telephone. Each method is available 24 hours a day, and each ensures that your vote is confirmed and posted immediately.

You only need to return the Voting Instruction Form if you choose to submit your instructions by paper ballot.

                                                                VOTE BY INTERNET
                                                                      [COMPUTER]
                                                                WWW.VANGUARD.COM

TO VOTE ONLINE:

1.   Read the Proxy Statement.
2.   Go to WWW.VANGUARD.COM and
     click on "Vote My Proxy."
3.   Enter the MASTER CONTROL NUMBER
     found on your Proxy Card.


VOTE BY PHONE
[TELEPHONE]
1-888-221-0689


TO VOTE BY TELEPHONE:

1. Read the Proxy Statement.
2. Call 1-888-221-0689.
3. Enter the MASTER CONTROL NUMBER
   found on your Proxy Card.


(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporationg, Distributor.
IPROXS 092002

                                                       [THE VANGUARD GROUP LOGO]

                            INSTRUCTIONS FOR VOTING
                            BY INTERNET OR TELEPHONE



[COMPUTER]
WWW.PROXYVOTE.COM

Because your shares are held by a financial intermediary, please use these instructions for voting by Internet or telephone rather than those provided in the proxy statement.

TO VOTE VIA THE INTERNET: Log on to WWW.PROXYVOTE.COM,  enter the control number
indicated  on  your  voting   instructions   form,   and  follow  the  on-screen
instructions.

TO  VOTE  BY  TELEPHONE:   Dial  the  TOLL-FREE  NUMBER  shown  on  your  voting
instructions form, enter your control number, and follow the voice prompts.


YOUR VOTE IS IMPORTANT.

PLEASE VOTE TODAY!                                                   [TELEPHONE]


VGDBEN2002

VOTE YOUR PROXY ONLINE

--------------------------
Vote your proxy now

Proxy statement
--------------------------

We need your vote!

Vanguard seeks approval for several proposals that we believe will benefit you as a fund shareholder. The proxy statement lists full details about the proposals, which include:

o Allowing trustees of certain stock index funds to change a fund's target index if the change is in shareholders' best interest.
o Changing the objective and industry concentration policy of Vanguard(R) Utilities Income Fund.
o    Making minor adjustments to investment policies for some Vanguard(R) funds.

Vanguard is also asking shareholders of each fund to elect a board of trustees. The nominees include Vanguard Chairman John J. Brennan and six independent trustees: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin Jr., and J. Lawrence Wilson, all of whom currently serve on the board.

You are eligible to vote if you owned Vanguard fund shares on the record date (September 6, 2002), even if you later sold those shares. You have until December 3, 2002, to vote, but we encourage you to vote as soon as possible to make sure that we receive enough votes. If we don't get enought votes, we'll need to send additional mailings to shareholders--a process that is costly for the funds and consequently for you, as a fund shareholder.

There are several ways to vote your proxy, including by telephone, mail, or in person, but the fastest and easient way to do so is online. Just visit Vanguard's Electronic Proxy Voting Site and follow the simple instructions. You will need the Master Control Number located on your proxy card or within your e-delivery notification. Voting online or by telephone saves the funds money because there is no return postage to pay.

For added convenience, we've introduced the ExVote Card, which enables you to vote just once on behalf of multiple accounts registered under the same address and Tax ID Number. You can still vote each account separately, if you prefer.

If you would rather not vote online, here are the other ways to vote your proxy:

o    BY TELEPHONE. You can call 1-888-221-0689 toll free.
o    BY MAIL. Simply return the proxy card you received in the mail.
o IN PERSON. You can attend the shareholder meeting scheduled on Tuesday, December 3, 2002, at Vanguard's Charlotte, North Carolina, offices.

For more details on the proposed changes, please see the proxy statement.

Posted: September 23, 2002.

                                     [SHIP]
                              [THE VANGUARD GROUP]

September 23, 2002

      PROXY STATEMENTS BEING SENT TODAY TO ALL VANGUARD(R)FUND SHAREHOLDERS

Dear Investment Adviser:

Today Vanguard(R) began sending proxy statements to its mutual fund shareholders to seek approval for several proposals that we believe will benefit all of our shareholders. A complete copy of the proxy statement can be found at
http://www.vanguard.com/pdf/proxy2002.pdf. Within the proposals, we are asking permission to:
|X| Allow trustees of certain stock index funds to change a fund's target index if the change is in our shareholders' best interest.
|X| Change the objective and industry concentration policy of Vanguard(R) Utilities Income Fund.
|X|  Make minor adjustments to investment policies for some Vanguard(R) funds.

Vanguard is also asking shareholders of each fund to elect a board of trustees. The nominees include Vanguard Chairman John J. Brennan and six independent trustees: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin Jr., and J. Lawrence Wilson, all of whom currently serve on the board.

Your clients are eligible to vote if they owned Vanguard fund shares on the record date--September 6, 2002--even if they later sold those shares. Shareholders have until December 3, 2002, to vote, but we are encouraging all fund shareholders to vote as soon as possible to make sure that we receive enough votes. If we don't get enough votes, we'll need to send additional mailings to shareholders--a process that is costly for the funds and consequently for all fund shareholders.

There are several ways to vote a proxy, including online (http://www.vanguard.com/), by telephone (1-888-221-0689), by mail, or in person (a shareholder meeting is scheduled for Tuesday, December 3, 2002, at Vanguard's Charlotte, North Carolina, offices). If voting by telephone or online, your clients will need their Master Control Numbers located on their proxy cards or within their e-delivery notifications. Voting online or by telephone saves the funds money because there is no return postage to pay. For added convenience, we've introduced the EzVote Card, which enables shareholders to vote just once on behalf of multiple accounts registered under the same address and taxpayer identification number. (Shareholders can still vote each account separately, if they prefer.)

If you have any questions about the proposals or the voting process, please call us at 1-800-984-5792 any business day between 8 a.m. and 5 p.m., Eastern time. And as always, thank you for entrusting your clients' assets to Vanguard.

Sincerely,


Karin A. Risi
Senior Manager

This material may be used in conjunction with the offering of shares of any member funds of The Vanguard Group only if preceded or accompanied by a current prospectus of each fund whose shares are being offered.

(C)2002 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

                     VANGUARD INVESTMENT ADVISER SERVICES(R)
                Post Office Box 1107, Valley Forge, PA 19482-1107
                        1-800-992-2911 o www.vanguard.com